Sale of Wholly-Owned Subsidiary	12 Months Ended
Dec. 31, 2025
Sale Of Wholly-owned Subsidiary
Sale of Wholly-Owned Subsidiary

4. Sale of Wholly-Owned Subsidiary

On December 8, 2025, the Company and Corvus Capital Limited (“Corvus”), entered into a Sale and Purchase Agreement (the “Agreement”) for the sale of all of the outstanding shares of CPL held of record by the Company (the “CPL Share”), together with 899 shares of the Company’s Common Stock (“Common Stock”) and 14,743 pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of Common Stock (the “Pre-Funded Warrant Shares”). CPL had net liabilities as of the date of the sale. On March 24, 2026, all 14,743 of the Pre-Funded Warrants were exercised through a cashless exercise into 14,740 shares of the Company’s Common Stock.

CPL was subject to ongoing litigation prior to the sale, for which judgment was rendered on December 16, 2025 in favor of the claimant for $2.0 million for cash advisory fees, $5.0 million representing damages in respect of 2 carry shares, plus interest, penalties and a portion of legal cost reimbursement of $2.6 million, totaling $9.6 million. The $9.6 million was recorded as a litigation accrual in the consolidated balance sheet.

Total consideration for the disposition of CPL was $7.0 million, which was satisfied through the issuance of the aforementioned Common Stock and Pre-Funded Warrants to Corvus, a wholly-owned entity of the Company’s Chief Executive Officer (“CEO”). The fair value of the consideration upon the transfer of CPL was equal to the closing price of the Company’s Common Stock of $447.50 on December 5, 2025, consisting of approximately $0.4 million attributable to the Common Stock and $6.6 million attributable to the Pre-Funded Warrants.

The Company determined the total consideration for the disposition by performing a broad, mid-point evaluation of the range of damages, should CPL receive an unfavorable judgment, based on the ranges of the Experts’ Evidence at the second valuation date, which was agreed by the parties in evidence and confirmed in the judges’ summing-up. The referenced second valuation date considered a range of damages resulting from the non-payment of the cash advisory fee and non-delivery of carry shares, to include the expected value of the disposal of the shares following the 180-day lock-up period that would have been entered into at the time of the business combination.

Following the sale of CPL on December 8, 2025, the Company has determined that, while the transaction resulted in the legal disposition of CPL and its net liabilities, from an accounting perspective the criteria for isolation and deconsolidation were not met as of December 31, 2025. Accordingly, CPL remains consolidated within the consolidated financial statements of the Company at December 31, 2025.

The Company recognized the compensation expense of $7.0 million for the issuance of shares and warrants, which is presented within general and administrative expense, in the consolidated statement of operations and comprehensive loss for the year ended December 31, 2025.

Through the filing of the consolidated financial statements, the judgment has not been settled by CPL and, therefore, it is currently not in compliance with the judgment’s stated settlement date of January 13, 2026. CPL’s subsequent appeal of the judgment was later dismissed. Corvus, as the sole shareholder in CPL, maintains the decision making process in the handling of the judgment following the sale of CPL. Strand has not attempted to enforce the judgment against CPL, but during the first quarter of 2026, the Company received correspondence from Strand’s counsel discussing the potential of Strand seeking to enforce the judgment against the Company directly. To date, no legal action against the Company has commenced and the Company will continue to vigorously defend its position as it relates to the litigation with Strand.

See Note 15 and Note 18 for further discussion of the litigation and Pre-Funded Warrants.